UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 23, 2016

Commission File Number	Registrant; State of Incorporation; Address and Telephone Number	IRS Employer Identification No.

1-11459	PPL Corporation (Exact name of Registrant as specified in its charter) (Pennsylvania) Two North Ninth Street Allentown, PA 18101-1179 (610) 774-5151	23-2758192

333-173665	LG&E and KU Energy LLC (Exact name of Registrant as specified in its charter) (Kentucky) 220 West Main Street Louisville, KY 40202-1377 (502) 627-2000	20-0523163

1-2893	Louisville Gas and Electric Company (Exact name of Registrant as specified in its charter) (Kentucky) 220 West Main Street Louisville, KY 40202-1377 (502) 627-2000	61-0264150

1-3464	Kentucky Utilities Company (Exact name of Registrant as specified in its charter) (Kentucky and Virginia) One Quality Street Lexington, KY 40507-1462 (502) 627-2000	61-0247570

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 - Other Events

Item 8.01 Other Events

As previously announced, on November 23, 2016, Louisville Gas and Electric Company ("LG&E") and Kentucky Utilities Company ("KU" and, together with LG&E, the "Companies") filed requests with the Kentucky Public Service Commission ("KPSC") for increases in annual base rates.

The applications request increases in annual base electricity rates of approximately $103 million at KU and an increase in annual base electricity and gas rates of approximately $94 million and $14 million, respectively, at LG&E. The proposed base rate increases would be an increase of 6.4% in electricity rates at KU and increases of 8.5% and 4.2% in electricity and gas rates, respectively, at LG&E.

LG&E's and KU's applications include requests for Certificates of Public Convenience and Necessity to implement an advanced metering system and a distribution automation program.

The applications are based on a forecasted test year of July 1, 2017 through June 30, 2018 and a requested authorized return-on-equity of 10.23%. A number of parties have been granted intervention requests in the proceedings.  A hearing on the applications is expected to be scheduled in the second quarter 2017.  Subject to KPSC approval, the requested rates would become effective on July 1, 2017.

The proceedings have been designated as KPSC Case No. 2016-00370 for KU and Case No. 2016-00371 for LG&E.

LG&E and KU cannot predict the outcome of these proceedings.

Statements in this report regarding future events and their timing, including the Companies’ requested rate increases, future rates, rate mechanisms or returns on equity, as well as statements as to future costs or expenses, regulation, corporate strategy and performance, are “forward-looking statements” within the meaning of the federal securities laws.  Although the Companies believe that the expectations and assumptions reflected in these forward-looking statements are reasonable, these expectations, assumptions and statements are subject to a number of risks and uncertainties, and actual results may differ materially from the results discussed in the statements.  The following are among the important factors that could cause actual results to differ materially from the forward-looking statements: subsequent phases of rate proceedings and regulatory cost recovery; market demand and prices for electricity; political, regulatory or economic conditions in states and regions where the Companies conduct business; and the progress of actual construction, purchase or installation of assets or operations subject to tracker mechanisms.  Any such forward-looking statements should be considered in light of such important factors and in conjunction with PPL Corporation’s, LG&E and KU Energy LLC’s and the Companies’ Form 10-K and other reports on file with the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

PPL CORPORATION

By:	/s/ Stephen K. Breininger
Stephen K. Breininger Vice President and Controller

LG&E AND KU ENERGY LLC

By:	/s/ Kent W. Blake
Kent W. Blake Chief Financial Officer

LOUISVILLE GAS AND ELECTRIC COMPANY

By:	/s/ Kent W. Blake
Kent W. Blake Chief Financial Officer

KENTUCKY UTILITIES COMPANY

By:	/s/ Kent W. Blake
Kent W. Blake Chief Financial Officer

Dated:  November 29, 2016